                                                                                                       Exhibit 10.3
                                                                            [***] TEXT OMITTED AND FILED SEPARATELY
                                                                                   CONFIDENTIAL TREATMENT REQUESTED

                                                                                                   [EXECUTION COPY]

                                                SERVICING AGREEMENT

                                                   by and among

                                        MIDLAND FUNDING NCC-1 CORPORATION,

                                                   as Borrower,

                                         MIDLAND CREDIT MANAGEMENT, INC.,

                                                   as Servicer,

                                                        and

                                           PATRIOT CAPITAL MARKETS, LLC

                                                     as Lender

                                             Dated as of July 25, 2003

CONFIDENTIAL

[***]  Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                                 TABLE OF CONTENTS

i

                                                SERVICING AGREEMENT

         This SERVICING  AGREEMENT  (this  “Agreement”)  is made as of July 25, 2003, by and among MIDLAND  FUNDING
NCC-1 CORPORATION, a Delaware corporation (the “Borrower”),  MIDLAND CREDIT MANAGEMENT,  INC., a Kansas corporation
(the “Servicer”) and PATRIOT CAPITAL MARKETS, LLC, a Delaware limited liability company (the “Lender”).

         WHEREAS,  the  Borrower  has  purchased  a pool or  pools  (each,  a  “Portfolio”)  which  assets  include delinquent or deficiency consumer obligations other than charged off credit card accounts.

         WHEREAS,  the Borrower and the Lender are parties to a Loan and Security  Agreement of even date herewith, as the same may be amended or supplemented  from time to time (the “Loan  Agreement”)  pursuant to which the Lender has made a Loan secured by such Portfolios.

         WHEREAS,  the  Servicer  and the Lender  desire that the Servicer  manage and service  collection  of such assets so  purchased  by the  Borrower  and  financed by the Lender,  the  Borrower and the Servicer is desirous of providing such services.

         NOW THEREFORE,  in consideration  of the premises and the mutual covenants and agreements  hereinafter set forth, the Lender, the Borrower and the Servicer  (sometimes  singularly  referred to as a “Party” and collectively referred to as the “Parties”) hereby agree as follows:

                                                ARTICLE I
                                               DEFINITIONS

Section 1.1       Defined Terms.  For all purposes of this  Agreement,  except as otherwise  expressly  provided or unless the context otherwise requires:

(a)      the terms defined in the preamble hereto have the meanings therein assigned to them;

(b)      the terms  defined in this  Article have the meanings  assigned to them in this  Article,  and include the plural as well as the singular;

(c)      all accounting  terms not otherwise  defined herein have the meanings  assigned to them in accordance with
GAAP;

(d)      all  accounting  terms,  unless  otherwise  specified,  shall be  deemed  to refer to  Persons  and  their subsidiaries on a consolidated basis in accordance with GAAP;

(e)      “including”  shall mean including but not limited to; “from”,  when used with respect to a period of time, shall mean from and including;  and “to”, when used with respect to a period of time,  shall mean to and including;
and
3

(f)      if any action or event is to occur on a day that is not a Business  Day,  then such  action or event shall occur on the first Business Day occurring thereafter.

         “ACCOUNT”  means an  obligation  of an  Obligor  to pay  money,  whether  under an open  account  balance, consumer loan, installment sales or payment agreement,  deficiency balance,  deferred payment contract or any other arrangement  whatsoever,  as set forth and described in a Purchase Agreement,  and all unpaid balances due from the
Obligors with respect to such  obligations,  together with all documents  evidencing  such  Obligors'  agreement to make payment of such unpaid balances,  including  without  limitation each loan application or agreement,  and each promissory  note, loan  agreement,  receivable,  chattel paper,  payment  agreement,  contract,  installment  sales agreement  or other  obligation  or promise to pay of an Obligor,  all as  described  and referred to in a Purchase
Agreement.

         “AFFILIATED  PARTY” means a Person which is related to,  affiliated with or controlled by, or under common control with, or common ownership of, the Borrower, the Servicer or Encore Capital Group.

         “ASSET”  means each Account and any property or other right  obtained by the Borrower in  connection  with collection of any such Account or in substitution  therefor,  all of which  constitute a part of the Portfolio into which such Account was initially delivered.

         “ASSET DOCUMENTS” has the meaning set forth in Section 2.2.

         “BANKRUPT  ACCOUNT”  means any Account  the Obligor of which is subject to (i) a petition  filed under the
United  States  Bankruptcy  Code by or against  such  Obligor,  (ii) a decree or order for relief in a  bankruptcy, insolvency,  readjustment  of debt or  similar  proceeding  enforced  by a court of  supervising  authority  having jurisdiction  in respect of such Obligor,  or (iii) the  appointment  of a trustee in  bankruptcy,  conservator  or receiver for such Obligor in any bankruptcy, insolvency, readjustment of debt or similar proceeding.

         “BULK TRANSFER” has the meaning set forth in Section 2.7.

         “BUSINESS  DAY”  means  any day  other  than (a) a  Saturday  or  Sunday  and (b) a day on  which  banking institutions  in the states of  California  or New York are  authorized  or  obligated by law,  executive  order or governmental decree to be closed.

         “CLOSING DATE” means July 25, 2003.

         “COLLATERAL” has the meaning specified in the Loan Agreement.

         “COLLECTIONS” means any and all monies,  payments,  revenues,  income, receipts,  collections,  recoveries and other proceeds or assets,  representing  collected  available  funds,  net of checks returned for  insufficient funds,  received or  otherwise  recovered  on or with  respect to Assets (net of  Permitted  Third-Party  Costs and
Permitted  Third-Party  Fees retained by Permitted  Third  Parties out of  collections  received by such  Permitted
Third Parties)  including (a) payments of principal,  interest,  fees,  late charges,  insufficient  funds charges, guaranty  payments and any interest  thereon,  credit insurance  payments and other cash receipts on account of any
Asset,  (b)  interest  on the  Remittance  Account  or any  other  account  created  in  connection  herewith,  (c)
court-awarded  legal fees and expenses,  court-awarded  reimbursement of fees, costs and expenses,  (d) legal fees, credit  insurance  costs,  guaranty  fees and other  amounts  recovered on account of any Asset,  to the extent the obligation  giving  rise  thereto  has  previously  been paid or is  otherwise  not due and  payable  with any such receipts,  (e) settlements,  compromises,  liquidations,  foreclosure proceeds,  dispositions,  sales, transfers or other  proceeds,  whether cash or otherwise,  received as a result of or in any way in connection  with  collection activities  related  to any Asset or in  connection  with the sale,  transfer  or  disposition  of any  Asset,  (f)
payments,  fees,  rebates,  refunds,  commissions,  kickbacks,  rakeoffs,  discounts,  deductions,  whether cash or otherwise,  received  by  Borrower,  or any  Affiliated  Party,  as a result  of or in any way in  connection  with collection  activities  related to any Asset or in connection with the sale,  disposition or transfer of any Asset, and (g) proceeds from the sale of Accounts pursuant to Section 2.7.
4

         “DEFAULT”  means an event  that,  with  giving of notice or passage of the grace  period (if any) or both, would constitute an Event of Default.

         “ELIGIBLE  ACCOUNT” means a segregated  account,  which may be an account (i) maintained with a depository institution  or trust  company whose long term  unsecured  debt  obligations  are rated at least BBB+ by Standard &
Poor’s Ratings Services and Baal by Moody’s Investors Service,  Inc.;  provided that if only one such rating agency rates such  institution,  such single  rating  shall  suffice),  or (ii) a  segregated  account  maintained  with a federally or state chartered  depository  institution  subject to regulations  regarding fiduciary funds on deposit substantially similar to 12 C.F.R. § 9.10(b).

         “ENCORE  CAPITAL  GROUP” means Encore  Capital Group,  Inc., a Delaware  corporation,  which is the parent corporation of the Borrower and the Servicer and which is a publicly traded company.

         “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

         “EVENT OF DEFAULT” has the meaning specified in Section 7.1 of the Loan Agreement.

         “GAAP” means accounting principles generally accepted in the United States of America.

         “INITIAL TRANSACTIONAL EXPENSES” has the meaning specified in Appendix A of the Loan Agreement.

         “LEGAL OUTSOURCING MANAGEMENT FEE” has the meaning specified in Section 3.1.

         “LOAN” means the loan made by the Lender to the Borrower pursuant to the Loan Agreement.

         “LOAN DOCUMENTS” means this Agreement,  the Loan Agreement,  the Account Control Agreement and any related agreement or document contemplated thereunder.
5

         “MIDLAND CREDIT” means Midland Credit Management, Inc., a Kansas corporation.

         “MONTHLY  RECONCILIATION  REPORT” means,  as to any Monthly Report Date, a report  delivered to the Lender on such date  substantially in the form of Exhibit C hereto,  setting forth as of the end of immediately  preceding month all Collections  received,  all Servicing Fees,  Legal  Outsourcing  Management Fees,  Permitted  Third-Party
Costs and Permitted Third-Party Fees netted from Collections,  interest and principal  calculations with respect to the Loan, and other relevant information to determine the use and application of Collections during such month.

         “MONTHLY  REPORT  DATE”  means the date on which the  Monthly  Reconciliation  Report  is  required  to be delivered by the Servicer to the Lender,  which date shall be the fifteenth  (15th) day of each month,  or, if such fifteenth (15th) day is not a Business Day, the next succeeding Business Day.

         “NAN” or “National  Attorney Network” means the National  Attorney Network,  a division of TSYS Total Debt
Management, Inc.

         “NET NEGATIVE PERMITTED  THIRD-PARTY COSTS” means the amount of Permitted  Third-Party Costs expended with respect to the Assets which have been paid from sources other than collections arising from the Assets.

         “NOTE” means the promissory  note,  dated as of the Closing Date,  substantially  in the form of Exhibit A to the Loan Agreement, issued by the Borrower to the order of the Lender.

         “OBLIGOR”  means the  customer,  obligor,  maker,  borrower or other party  primarily  obligated to pay an
Account.

         “PERMITTED  THIRD  PARTY”  means  (i)  any  member  of  the  National  Attorney  Network,  (ii)  Automated
Collections Control,  Inc. d/b/a  YouveGotClaims.com  and each collections attorney or agency engaged in connection with the use thereof,  (iii) [***] with respect to its balance  transfer  program,  and (iv) any other Person reasonably acceptable to the Lender selected by Servicer to assist in the collection process.

         “PERMITTED  THIRD-PARTY  COSTS” means all  out-of-pocket  costs and expenses incurred by a Permitted Third
Party retained or otherwise  engaged by the Servicer in connection with collection  actions or proceedings  related to the  enforcement or collection of any Account,  which may be retained by such  Permitted  Third Party solely out of collections collected by such Permitted Third Party.

         “PERMITTED  THIRD-PARTY  FEES”  means the amount of any fees or  compensation  paid or owed to a Permitted
Third  Party  retained  or  otherwise  engaged by the  Servicer  under fee or  compensation  arrangements  that are contingent  upon,  and  determined  by  reference  to, the amounts  (net of related  Permitted  Third-Party  Costs)
recovered by such Permitted Third Party in respect of the related Accounts.

[***]  Omitted pursuant to a request for confidential
treatment. The omitted material has been filed
separately with the Securities and Exchange
Commission.
6

         “PERSON”  means any  individual,  corporation,  partnership,  limited  liability  company,  joint venture, association,  joint-stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

         “PLAN” means an employee  benefit plan or other plan  maintained  for employees and covered by Title IV of
ERISA.

         “PORTFOLIO”  means all Accounts and other Assets  purchased  from a Portfolio  Seller,  together  with (a)
each and every  Asset  obtained  in  replacement  or  satisfaction  of or  substitution  for,  any such  Account so purchased,  (b) each and every item of property  obtained by the Borrower as a result of its collection  activities with respect to any such  Account,  including  Re-Write  Notes,  (c) each and every item of collateral or security, including all security interests,  liens,  guarantees and other interests securing payment of any Account,  and all other rights and  interests of the Borrower with respect to each Account,  (d) each  judgment  rendered  against an
Obligor in respect of an Account,  together with all lien rights related thereto,  (e) Collections  derived from or paid or payable with respect  thereto,  together  with any and all earnings  thereon,  and (f) each and every other right, claim and interest associated therewith.

         “PORTFOLIO  SELLER” means the party that sold or has agreed to sell a specified  Portfolio to the Borrower pursuant to the terms and conditions of a Purchase Agreement.

         “POST-CLOSING  TRANSACTIONAL  EXPENSES”  shall  mean  all  reasonable  out-of-pocket  costs  and  expenses incurred by the Lender in  connection  with the  interpretation,  enforcement,  exercise of rights or amendment (in each case, whether or not definitive action is taken) of the Loan Documents.

         “PURCHASE  AGREEMENT”  means the asset or account  purchase and sale agreement by and between the Borrower and a Portfolio  Seller  pursuant to which such  Portfolio  Seller agrees to sell (i) a specified  Portfolio to the
Borrower for a specified  purchase  price,  or (ii) a number of  Portfolios  to the Borrower  pursuant to a Forward
Flow Purchase Agreement.

         “REMITTANCE ACCOUNT” has the meaning set forth in Section 2.9.

         “REMITTANCE  DATE” means each Friday  commencing on August 1, 2003 until all amounts due and payable under the Loan Agreement have been satisfied.

         “REMITTANCE  PERIOD” means,  with respect to each Remittance  Date, the period of time commencing with the
Friday  occurring two (2) weeks prior to the applicable  Remittance Date and ending on the Thursday first occurring after such Friday;  provided,  however, that the initial Remittance Period shall mean the period of time commencing with July 1, 2003 and ending on July 24, 2003.

         “REMITTANCE  REPORT” means,  with respect to a Remittance  Period,  a report  substantially in the form of
Exhibit B hereto,  setting forth the Collections,  Servicing Fees, Legal Outsourcing  Management Fees,  outstanding balance of the Loan,  Permitted  Third-Party  Costs and  Permitted  Third-Party  Fees  netted from  Collections  by
Permitted Third Parties,  Net Negative  Permitted  Third-Party  Costs, and other relevant  information to determine the use and application of Collections during such Remittance Period.
7

        “REMITTANCE  REPORT DATE” means,  with respect to a Remittance  Date, the second  Business Day immediately preceding such Remittance Date.

         “REPORTABLE EVENT” has the meaning assigned to that term in Title IV of ERISA.

         “RE-WRITE  NOTE” means a promissory  note issued by an Obligor in favor of the Borrower in  replacement or settlement of the Account of such Obligor.

         “SERVICER”  initially means Midland Credit, and, if thereafter  replaced,  means any replacement  servicer or any permitted successor or assign thereof.

         “SERVICER'S  COLLECTION  ACCOUNT” means account  [***] maintained by the Servicer with Wells Fargo
Bank,  National  Association,  or such other collection  account as may be approved in writing from time to time by the Lender, which account the Servicer shall use solely for receipt of collections.

         “SERVICING  FEE”  means  the fee  payable  to the  Servicer  for  services  rendered  during  the  related
Collection Period,  computed in accordance with Exhibit A hereto;  provided,  however, that the Servicing Fee shall not be payable with respect to any  Collections  to the extent that they are a result of  repurchase of Assets by a
Portfolio Seller.

         “SUBSIDIARY”  means,  with  respect  to any  Person,  (i) any  corporation  of which  more than 50% of the outstanding  shares of capital stock having general voting power under ordinary  circumstances  to elect a majority of the board of  directors  of such  corporation,  irrespective  of  whether  or not at the time stock of any other class or classes has or might have  voting  power by reason of the  happening  of any  contingency,  is at the time directly or indirectly owned by such Person, by such Person and one or more other  Subsidiaries,  or by one or more other  Subsidiaries,  (ii) any partnership of which 50% or more of the partnership  interests  therein are directly or  indirectly  owned by such Person,  by such Person and one or more other  Subsidiaries,  or by one or more other
Subsidiaries,  and (iii) any  limited  liability  company  or other form of  business  organization  the  effective control of which is held by such Person,  such Person and one or more other  Subsidiaries,  or by one or more other
Subsidiaries.

         “TERMINATION EVENT” has the meaning set forth in Section 6.1.

         “UCC” means the Uniform  Commercial  Code as in effect from time to time in New York or in any state whose laws are held to govern the creation,  perfection or foreclosure of any security  interest  granted pursuant to the
Loan Agreement.

         “YGC” means Automated  Collections Control,  Inc. d/b/a  YouveGotClaims.com  and collections attorneys and agencies engaged in connection with the use thereof.

                                                ARTICLE II
                                                SERVICING

Section 2.1       Appointment  of the Servicer as Servicer.  The Servicer  shall  collect,  administer  and service all Accounts and other Assets from time to time  constituting a part of any Portfolio  financed in whole or in part by the  Lender in  accordance  with this  Agreement  and shall  have full  power and  authority,  to the extent not limited hereunder,  to do or cause to be done any and all things in connection with such servicing,  administration and  collection.  In the  performance of its duties and  responsibilities  under this  Agreement,  the Servicer may engage Permitted Third Parties to commence collection actions,  foreclosure  proceedings and/or the like; provided, however,  that  each  Permitted  Third  Party  shall be  engaged  on a  contingency  fee  basis  and all  Permitted
Third-Party  Costs and Permitted  Third-Party  Fees shall be payable only by such Permitted  Third Party  retaining such  Permitted  Third-Party  Costs and Permitted  Third-Party  Fees from  collections  collected by such Permitted
Third  Party.  The  Servicer  acknowledges  that the  Borrower  has  assigned to the Lender for security all of the
Borrower’s rights under this Agreement.

[***]  Omitted pursuant to a request for confidential
treatment. The omitted material has been filed
separately with the Securities and Exchange
Commission.
8

Section 2.2       Documents  Evidencing  Assets.  To the extent  delivered to the  Borrower by a Portfolio  Seller, the Borrower will deposit with the Servicer  copies of each document  evidencing or relating to an Account or other
Asset to be  serviced  by the  Servicer,  together  with such other  documents  available  to the  Borrower  as the
Servicer may  reasonably  require in order to perform its duties under this  Agreement.  In addition,  the Servicer shall (i)  maintain  and  retain  physical  possession  of good and  legible  copies of all  other  instruments  or documents,  including original Re-Write Notes to the extent permitted under this Agreement,  executed by an Obligor and/or the  Servicer to modify,  supplement,  compromise,  settle,  restructure  or  otherwise  modify the terms or conditions  of any Account  during the term that the  Servicer is servicing  the  Accounts,  and (ii)  maintain and retain  originals or copies,  as  appropriate,  of all  instruments  and documents  generated by or coming into the possession  of the  Servicer  (including  current and  historical  computerized  data files,  whether  developed or originated by the Servicer or others) that are reasonably  required to evidence,  document,  collect or service any
Asset. All documents  described in this Section 2.2 are referred to collectively  herein as the “Asset  Documents”.
All Asset  Documents  shall remain the property of the  Borrower,  subject to the security  interest of the Lender, and shall be kept by the  Servicer  at the  address  set forth in  Section  7.2 and shall  not,  without  the prior written consent of the Lender, be moved therefrom.

Section 2.3       Duties of  Servicer.  Without  limiting  the  generality  of  Section  2.1,  the  Servicer  shall undertake  commercially  reasonable  efforts to collect or otherwise realize upon each Asset comprising a part of a
Portfolio  being serviced  hereunder,  including,  without  limitation,  commencing (i)  collection  actions,  (ii)
foreclosure  proceedings  and  repossession  activities,  if  applicable,  and  (iii)  other  customary  collection practices.  In that  connection,  the Servicer shall be solely  responsible  for the retention and  compensation of attorneys  (other than Permitted  Third Parties)  engaged for purposes of pursuing  collection  litigation  against
Obligors,  collection and posting of all payments,  responding to inquiries of Obligors of Accounts,  investigating delinquencies,  sending statements to Obligors,  reporting any required tax information to Obligors,  reporting any required credit information on Obligors to the credit bureaus,  accounting for Collections  collected on account of any Asset,  monitoring the status of any  guaranties or insurance  policies  relating to any Asset,  commencing and pursuing  collection  actions,  entering into agreements for the  settlement,  compromise or satisfaction of Assets and such other practices and procedures as are generally employed in collecting  similar accounts,  loan portfolios and other  receivables.  To the extent that the Servicer,  in the  performance  of its duties and  responsibilities under this  Agreement,  engages  Permitted  Third Parties or other  attorneys  for purposes of pursuing  collection litigation or other purposes,  the Servicer shall also have sole  responsibility  for monitoring the activities and actions of such Permitted  Third Parties and such other attorneys and shall use reasonable  efforts to require,  by enforcement  of the  applicable  contract of  placement  or  engagement,  that such  activities  and actions are in compliance with provisions of this Agreement.
9

Section 2.4       Servicing Standards; Subservicing.

(a)      The  Servicer  agrees  that it shall  service,  administer,  collect,  market  and sell  the  Assets  in a commercially reasonable manner.

(b)      In addition to  Permitted  Third  Parties,  the  Servicer,  with the prior  approval of the Lender,  which approval shall not be  unreasonably  withheld,  delayed or  conditioned,  may appoint one or more  subservicers  to perform the  Servicer's  duties  hereunder.  No  appointment  of any  subservicer or engagement of any attorney for collection  litigation  or other  purposes  by the  Servicer  shall  relieve  the  Servicer of any of its duties or responsibilities under this Agreement,  including without limitation,  its servicing responsibilities hereunder and its reporting  responsibilities  hereunder.  The Servicer  shall not be entitled to payment of any Servicing Fee on account of the Assets subject to a subservicing  agreement,  but the amount of such subservicing fees payable under such  subservicing  agreement shall be payable from  Collections  from such Assets serviced by such  subservicer in lieu of the Servicing Fee which would otherwise be payable to the Servicer with respect to such Assets.

Section 2.5       Power and  Authority.  The  Servicer is hereby  granted the full power and  authority  to conduct its  servicing,  administration  and  collection  activities  for and on behalf of the  Borrower  and the Lender as contemplated  herein and,  without  limiting the  generality of the  foregoing,  is authorized and empowered to (a)
make all  communications  with  Obligors  under  Accounts in the  Borrower's  name and (b) execute and deliver,  on behalf of the Borrower,  any and all  instruments of amendment,  modification,  satisfaction,  cancellation,  sale, transfer,  release,  discharge  and all other  comparable  instruments  with  respect to any such Asset;  provided, however,  that the authority  granted above shall not be exercised by the Servicer unless  consistent with Section
2.6 and Section 2.7 hereof.  To the extent  permitted  by  applicable  law, the  Servicer is hereby  authorized  to commence,  in the name of the Borrower,  legal  proceedings  to collect  Accounts and to commence or participate in any other legal  proceeding  otherwise  relating to or  involving  an Account or any other  Asset.  If the Servicer commences or  participates in any such legal  proceedings,  the Servicer is authorized and empowered to execute and deliver,  in the  Borrower's  name,  any notices,  demands,  claims,  complaints,  responses,  affidavits  or other documents or  instruments  in connection  with any such  proceeding.  Upon request,  the Borrower shall furnish the
Servicer with any powers of attorney or other  documents  which the Servicer may  reasonably  request and which the
Borrower  may  reasonably  approve in order to take such steps as the  Servicer  deems  necessary,  appropriate  or expedient to carry out its servicing, administration and collection activities under this agreement.

Section 2.6       Settlement  Authority  and Re-Write  Notes.  The  Servicer  shall have  authority to  compromise, settle or cooperate  with the  Borrower in selling any Account or other Asset.  In  furtherance  of the  Servicer's collection  of Accounts,  the Servicer may accept,  on behalf of the Borrower and subject to the Lender's  security interest,  a  promissory  note issued by an Obligor in favor of the Borrower in  replacement  or  settlement  of an
Account (a  “Re-Write  Note”).  Each  Re-Write  Note shall be in  compliance  with all  applicable  laws and,  upon execution and delivery of such Re-Write  Note by the Obligor to the  Servicer,  the Servicer  shall affix thereto a legend clearly stating that all right,  title and interest thereto shall be the exclusive  property of the Borrower subject to the lien and  security  interest of the Lender.  So long as no Default or Event of Default  exists under the Loan Agreement and no Termination Event exists under this Agreement,  the Lender shall permit the Servicer,  as agent for the Lender (for the sole purpose of  perfecting  the  Lender's  security  interest in Re-Write  Notes) to retain  possession of Re-Write Notes. The Servicer hereby  acknowledges and agrees that it shall retain  possession
(in the same manner as, and  consistent  with,  Section 2.2 hereof) of the  Re-Write  Notes as agent for the Lender for the purpose of  perfecting  the Lender's  security  interest in the Re-Write  Notes.  Upon the  occurrence of a
Default or an Event of Default  under the Loan  Agreement  or upon the  occurrence  of a  Termination  Event,  upon written request of the Lender,  the Servicer shall  immediately  deliver all Re-Write Notes to the Lender. If after delivery of the Re-Write  Notes to the Lender (at a time when the Servicer has not been  terminated as servicer for the  Assets),  the  Servicer  needs  possession  of a Re-Write  Note for  amendment,  enforcement  or return to the applicable  Obligor upon final payment of such Re-Write  Note, the Servicer shall provide the Lender with a written request for the  applicable  Re-Write  Note.  Upon receipt of such written  request from the  Servicer,  the Lender shall promptly  provide to the Servicer the requested  Re-Write Note.  Unless such Re-Write Note is paid in full or a lesser amount is accepted by the Servicer in its  reasonable  judgment in full  satisfaction  of the amount owing under such Re-Write Note,  the Servicer  shall  promptly  return such Re-Write Note to the Lender when the Servicer no longer needs possession of such Re-Write Note for amendment or enforcement.
10

Section 2.7       Account Sales.  The Servicer may, and the Borrower may,  without the consent of the Lender,  sell
Bankrupt  Accounts to a third party who is not an  Affiliated  Party in an arm's length  transaction.  The Servicer may also,  without the consent of the Lender,  sell,  assign or otherwise  transfer Accounts from more than one (1)
Obligor  (a “Bulk  Transfer”)  to a third  party who is not an  Affiliated  Party in an arm's  length  transaction;
provided,  that the purchase price  percentage is not less than the applicable  purchase price  percentage  paid by
Borrower for the receivables being sold, in each case as set forth in the applicable  Purchase  Agreements.  Except as permitted  herein,  the Servicer may not,  without the consent of the Lender,  convey,  sell, lease or otherwise dispose of the  Receivables,  or any  portion of the  Receivables.  Any Bulk  Transfer of Accounts or any sale of a
Bankrupt Account pursuant to this paragraph is sometimes  referred to as a “Permitted  Sale”. Upon deposit into the
Remittance  Account of the  Collections  generated  from a Permitted  Sale,  such  Permitted Sale shall be free and clear of any lien or security interest of the Lender, and the Lender,  upon request of the Borrower,  shall execute and deliver to the Servicer UCC releases  prepared by the Servicer,  in form and content  acceptable to the Lender, with respect to the Accounts sold or  transferred  pursuant to such Permitted  Sale.  Upon request of the Borrower, the  Lender  shall  provide  prior to the  closing of a  Permitted  Sale a  “payment  letter”  in form and  content acceptable to the Lender which will provide  that,  among other things,  upon deposit into the  Remittance  Account of immediately  available funds by the date and in the amount specified in such “payment letter”,  the Lender shall execute and deliver UCC releases  prepared by the  Servicer,  in form and content  acceptable  to the Lender,  with respect to the Accounts sold or transferred pursuant to such Permitted Sale.

Section 2.8       Legal  Compliance.  The Servicer  shall perform all of its  obligations  under this  Agreement in full compliance with all applicable laws, rules and  regulations,  including laws, rules and regulations  governing debt  collection  practices and  procedures.  To the extent that the Servicer places Assets for collection with any subservicer  or  engages  any  Permitted  Third  Party  or any  other  attorney  to  commence  collection  actions, foreclosure  proceedings  and/or  the like  with  respect  to the  Assets,  the  Servicer  shall  advise  each such subservicer,  Permitted  Third Party or other attorney of provisions in this Agreement and the Loan Agreement which are  relevant  to such  placement  or  engagement.  The  Servicer  shall use  reasonable  efforts  to  require,  by enforcement  of the  applicable  contract of such  placement or  engagement,  each such  subservicer  and each such
Permitted  Third  Party or other  attorney  to perform all of its  obligations  with  respect to the Assets in full compliance  with  the  provisions  of this  Agreement  and the  Loan  Agreement  and in full  compliance  with  all applicable laws, rules and regulations,  including laws, rules and regulations  governing debt collection practices and  procedures.  The  Servicer  specifically  represents  and  warrants  to the  Borrower  and the Lender that the
Servicer is  knowledgeable  and  experienced in complying with such laws,  rules and regulations as they pertain to debt collection practices and procedures.
11

Section 2.9       Remittance Account.

(a)      The  Servicer  shall cause to be  established  and, in  accordance  with the  Account  Control  Agreement, maintained  at all  times an  Eligible  Account  (the  “Remittance  Account”)  on  behalf of and in the name of the
Borrower.  The Borrower  shall  possess all right,  title and interest in all funds on deposit from time to time in the  Remittance  Account  subject to the security  interest of the Lender and shall hold all funds therein in trust on behalf of and as fiduciary for the Lender.  The Borrower  shall have no right of withdrawal  from the Remittance
Account.

(b)      The Servicer shall deposit into the Remittance  Account on a daily basis, all Collections  posted by it on the prior  Business Day, net of (i) all Servicing  Fees (or fees payable in lieu thereof to a subservicer  pursuant to Section 2.4) and Legal  Outsourcing  Management  Fees earned that are due and payable to the Servicer,  and (ii)
all Net Negative  Permitted Third Party Costs. The Servicer shall use reasonable  efforts to require by enforcement of the applicable  contract of placement or  engagement,  all  Collections  whether  received by a  subservicer,  a
Permitted Third Party or any other attorney engaged to commence collection actions,  foreclosure  procedures and/or the like, to be paid to the Servicer for deposit into the Remittance  Account  pursuant to the applicable  contract of placement or engagement.  To the extent that Collections are received (whether by wire transfer,  money order or otherwise) in the Servicer's  Collection  Account and posted,  the Servicer shall transfer all Collections  (net of the amounts set forth in clauses (i) and (ii)  above) on a daily basis from the  Servicer's  Collection  Account to the Remittance  Account.  Except for the temporary deposit of Collections in the Servicer's  Collection  Account as
provided in the preceding  sentence,  the Servicer  shall not commingle any  Collections  collected with respect to the Assets with any moneys or other funds which are not Collections.  Pending  distribution  pursuant thereto,  all
Collections  at any time held by the Servicer,  any  subservicer,  any Permitted  Third Party or any other attorney shall be held in trust for the benefit of the Lender.  The  Servicer  acknowledges  that the Borrower has granted a security  interest to the Lender in all of the  Borrower's  right,  title and  interest in and to all  Collections, including  those from time to time on deposit in the Servicer's  Collection  Account and those from time to time on deposit in the Remittance Account.  The Servicer has not granted,  and will not grant, to any Person (i) a security interest in the Servicer's Collection Account or in the Collections at any
12

(c)      time on deposit in the  Servicer's  Collection  Account.  or (ii) the right to control in any  respect the
Servicer's Collection Account or any Collections at any time on deposit therein.

Section 2.10      Distributions  from the Remittance  Account.  All Collections from time to time on deposit in the
Remittance  Account in accordance  with Section 2.9(b) shall be held therein until  distribution on the appropriate
Remittance  Date.  Not later than 3:00 p.m.  Eastern time on the  applicable  Remittance  Report Date, the Servicer shall  deliver to the Lender the  Remittance  Report for the related  Remittance  Period.  Not later than 3:00 p.m.
Eastern  time on the  applicable  Remittance  Date,  the  Servicer  shall  wire all  amounts  with  respect  to the corresponding  Remittance  Period on deposit in the Remittance  Account to a bank account  designated by Lender for application  on the  applicable  Monthly Report Date in accordance  with Section 2.2 of the Loan  Agreement,  until such time as all amounts due and payable under the Loan Agreement have been satisfied.

Section 2.11      Accounting for Fees. The Servicer  shall provide to the Lender on each  Remittance  Report Date a detailed  accounting of all Servicing Fees and Legal Outsourcing  Management Fees actually incurred and paid to the
Servicer for the immediately  preceding  Remittance Period. In the event that the amounts paid exceed or fall short of the  Servicing  Fees and Legal  Outsourcing  Management  Fees  actually  due and  payable  pursuant  to the Loan
Agreement and/or the Servicing Agreement for such preceding  Remittance Period, an appropriate  adjustment shall be made in the disbursement from the Remittance Account.

Section 2.12      Insurance.  The  Servicer  shall  maintain  at all  times  during  the  term  of  this  Agreement insurance  coverage  substantially  similar  (including  amounts of monetary coverage) to the policies set forth in
Schedule 5.1(l).

                                                 ARTICLE III
                                SERVICING AND OTHER FEES; REIMBURSEMENT OF EXPENSES

Section 3.1       Servicing Fees; Legal Outsourcing Management Fees.

(a)      Except to the  extent  that the  provisions  of this  Agreement  or the Loan  Agreement  provide  that the
Servicer is not  entitled to a Servicing  Fee, the  Servicer  shall be entitled to a Servicing  Fee with respect to
Collections,  computed in accordance  with Exhibit A. Any Servicing  Fee shall be payable  solely from  Collections and shall be without recourse to the Lender.

(b)      As compensation for its services in managing the legal placement of accounts  through YGC,  Servicer shall receive a Legal  Outsourcing  Management Fee equal to [ *** ] percent ( *** %) of gross  collections  received  through the use of YGC,  out of which fee  Servicer  shall be  responsible  for  paying  all fees owing to YGC (but not the
Permitted  Third-Party Costs incurred by, or the Permitted  Third-Party Fees payable to, the collections  attorneys engaged in connection with the use of YGC).

[***]  Omitted pursuant to a request for confidential
treatment. The omitted material has been filed
separately with the Securities and Exchange
Commission.
13

Section 3.2       Nonreimbursable  Expenses of the Servicer.  Except for Permitted  Third Party Costs and Permitted
Third Party Fees retained by Permitted  Third Parties from  collections  received by such  Permitted  Third Parties and except with respect to a subservicer  to the extent  contemplated  by Section 2.4, the Servicer shall be solely responsible  for payment of all costs and expenses  incurred in connection  with the servicing,  administration  or collection of Assets.  Without  limiting the  generality of the  foregoing,  and with the exception of Net Negative
Permitted  Third Party Costs,  it is  understood  and agreed that the Servicer  shall not be entitled to payment or reimbursement  for any costs of  collecting  or realizing  upon any Account  (including,  without  limitation,  any filing  fees,  court  costs,  legal fees or other costs or expenses  incurred by the  Servicer) or for any overhead expenses of the Servicer,  salaries,  wages or other  compensation of employees of the Servicer or travel and other expenses  incurred by any  employees of the  Servicer.  In addition,  except for  Permitted  Third-Party  Costs and
Permitted  Third-Party Fees retained by Permitted Third Parties from  collections  received by such Permitted Third
Parties and except with  respect to a  subservicer  to the extent  contemplated  by Section  2.4, to the extent the
Servicer  engages  any other  party to  perform  any  aspects of its duties  under this  Agreement,  any such fees, charges, costs or expenses therefor shall be paid by the Servicer and shall not be reimbursable from Collections.

                                                ARTICLE IV
                                        ACCOUNTING, STATEMENTS AND REPORTS

Section 4.1       Books and Records.

(a)      The Servicer shall keep accurate books and records  pertaining to the  operations,  business and financial condition  of the Servicer and to such other  matters as the Lender may from time to time  reasonably  request with respect to the Servicer.

(b)      The Servicer shall (i) maintain and retain  detailed  records with respect to each Asset setting forth the status of such  Asset,  the amount and  application  of any funds  received  on  account  of such  Asset,  or other realization  upon,  such Asset,  and (ii) maintain and retain notes related to the  servicing,  administration  and collection  efforts and  activities  with respect to each Asset as are reasonably  necessary to continue  servicing the Asset.  The Servicer  shall also make periodic  reports in accordance  with Section 4.2. To the extent that the
Servicer  has placed any of the Assets  with a  subservicer  or has  engaged a  Permitted  Third Party or any other attorney  to  commence  collection  actions,  foreclosure  proceedings  and/or  the like,  the  Servicer  shall use reasonable  efforts to require,  by enforcement of the  applicable  contract of placement or engagement,  each such subservicer  and each such Permitted Third Party and each such other attorney to keep detailed  records  pertaining to such  Assets.  Such  records may not be  destroyed  or  otherwise  disposed of except as  provided  herein.  All records and all Asset  Documents,  whether or not developed or originated by the Servicer,  any such subservicer or any such  attorney,  shall remain at all times the property of the Borrower,  subject to the security  interests of the Lender therein.  None of the Servicer,  any such subservicer,  any such Permitted Third Party or any such other attorney shall acquire any property rights with respect to any such books or records or Asset  Documents,  and none of the Servicer,  any such  subservicer,  any such Permitted  Third Party or any such other attorney shall have any right to possession of any of them except  pursuant to this  Agreement.  Upon  termination of this  Agreement,  the
Servicer shall immediately  deliver,  and the Servicer shall use reasonable  efforts to require,  by enforcement of the applicable  contract of placement or engagement,  each such  subservicer,  each such Permitted  Third Party and each such other  attorney  to  immediately  deliver,  all such  records  and Asset  Documents  to the Lender or its designee.  The Servicer  shall bear the entire cost of  restoration in the event any such books or records or Asset
Documents shall become damaged,  lost or destroyed while in the possession of the Servicer,  any such  subservicer, any such Permitted Third Party or any such other attorney.
14

Section 4.2       Periodic  Reporting.  Until such time as all  amounts due and  payable  under the Loan  Agreement have been satisfied,  the Servicer shall provide to the Borrower and the Lender the following periodic reports,  in form and content acceptable to the Borrower and the Lender:

(a)      As soon as available,  and in any event within one hundred  twenty (120) days after the end of each fiscal year of Encore  Capital  Group,  a copy of the annual audit report of Encore  Capital  Group and its  Subsidiaries, including the Borrower and the Servicer,  with the opinion of their respective  certified public accountants (which opinion  shall not contain any “going  concern”  qualifications  to Encore  Capital Group or the Servicer and which shall not  contain  any other  qualification  as to the  Collateral  or as to the  ability of the  Borrower  or the
Servicer to perform any of its respective  obligations  under any Loan Documents to which it is a party),  together with the audited  financial  statements of Encore  Capital Group and its  Subsidiaries,  including the Borrower and the Servicer,  which  financial  statements  shall include the  consolidated  balance  sheets and the  consolidated statements  of  operations,  shareholder's  equity  and cash  flows as of and for such  fiscal  year end for Encore
Capital Group and its  Subsidiaries,  all in reasonable  detail and stating in comparative form the figures for the previous fiscal year, all prepared in accordance with GAAP,  applied on a consistent  basis;  provided that so long as Encore  Capital  Group is a  reporting  company,  delivery of the Form 10-K filed by Encore  Capital  Group with respect to a fiscal year shall  satisfy the  requirement  for the annual  audit report and  consolidated  financial statements under this section).

(b)      As soon as  available  and in any event  within  sixty (60) days after the end of each of the first  three quarters of each fiscal year of Encore  Capital  Group,  a copy of the interim  unaudited  financial  statements of
Encore Capital Group and its  Subsidiaries,  including the Borrower and the Servicer,  which  financial  statements shall include the consolidated balance sheets and the consolidated  statements of operations,  shareholder's equity and cash  flows as of and for the end of such  quarter  for  Encore  Capital  Group  and its  Subsidiaries,  all in
reasonable  detail  and  stating in  comparative  form the  figures  for the  corresponding  date and period in the previous  fiscal year, all prepared in accordance with GAAP,  applied on a consistent  basis (provided that so long as Encore  Capital  Group is a  reporting  company,  delivery of the Form 10-Q filed by Encore  Capital  Group with respect to a fiscal quarter shall satisfy the requirement for quarterly  consolidated  financial  statements  under this section).

(c)      As soon as available and in any event within  thirty (30) days after the end of each month,  (i) a copy of the monthly unaudited  financial  statements of Encore Capital Group and its  Subsidiaries,  including the Borrower and the Servicer,  which financial  statements shall include the  consolidated  balance sheets and the consolidated statements  of  operations,  shareholder's  equity and cash  flows as at the end of such  month for Encore  Capital
Group and its  Subsidiaries,  all in  reasonable  detail  and  stating  in  comparative  form the  figures  for the corresponding  date and period in the previous  fiscal year, all (except for the statement of cash flows)  prepared in accordance with GAAP,  applied on a consistent  basis, and (ii) a copy of the monthly unaudited balance sheet of the Borrower at the end of such month, certified by a responsible officer of the Servicer.
15

(d)      On each Monthly Report Date, beginning August 15, 2003, a Monthly Reconciliation Report.

(e)      Not later than 3:00 p.m.,  Eastern  time,  two (2) Business Days  immediately  preceding  each  Remittance
Date, (i) a Remittance  Report for the applicable  Remittance  Period,  (ii) a cash receipts  report by Asset,  and
(iii) such other reports as the Lender shall reasonably require regarding the Portfolios or the Collections.

(f)      As promptly as  practicable  (but in any event not later than five (5)  Business  Days) after the Servicer obtains  knowledge of the occurrence of any default by the Servicer in the  performance  of any of its  obligations under  this  Agreement  or under  any  other  Loan  Document  to which  the  Servicer  is a party,  notice  of such occurrence,  together  with a detailed  statement  by the Servicer of the steps being taken by the Servicer to cure the effect of such event.

(g)      As promptly as  practicable  (but in any event not later than five (5)  Business  Days) after the Servicer obtains knowledge thereof,  notice of any pending or overtly threatened  litigation against Encore Capital Group or any of its  Subsidiaries  (i) which must be reported in a Form 8-K filed by Encore Capital Group or (ii) which,  if successful,  would likely result in a judgment of  $1,000,000  or more or (iii) which  involves the Borrower or any of the Assets (other than routine litigation customary in the collection industry).

(h)      Such  other  information  respecting  any  Portfolio,   the  Servicer,  any  Permitted  Third  Party,  any
subservicer or any attorney engaged by the Servicer as the Lender may from time to time reasonably request.

         The Lender  acknowledges that certain  information  provided to it pursuant to this Agreement,  including, pursuant to this Section 4.2, may consist of material  nonpublic  information  regarding  Encore  Capital Group and its  Subsidiaries,  and  Lender  acknowledges  and  agrees  that it is aware  (and that any Person to whom any such information may be disclosed as permitted by this Agreement has been, or upon receiving such  information  will be, advised)  of the  restrictions  imposed  by  federal  and state  securities  laws on a Person  possessing  material nonpublic  information  regarding an issuer of securities.  In the event the Servicer is required to provide to the
Lender  material  nonpublic  information  regarding  Encore  Capital  Group and its  Subsidiaries  pursuant to this
Agreement,  including, without limitation,  pursuant to this Section 4.2, and to the extent that applicable federal securities laws, rules and regulations  require that the Lender execute and deliver a confidentiality  agreement in connection with its receipt of such material nonpublic  information,  upon request of the Servicer, the Lender will execute and deliver a  confidentiality  agreement  reasonably  acceptable  to Lender which has been prepared by the
Servicer and which is consistent with the minimum  requirements  for  confidentiality  agreements set forth in such federal  securities  laws,  rules and  regulations.  Notwithstanding  any other provision in this  Agreement,  this paragraph  shall  survive and continue to be binding  against  Lender  after any sale,  conveyance,  assignment  or transfer by any such Person of the Note.
16

Section 4.3       Inspection  Rights.  At any  time  and from  time to time  during  regular  business  hours,  the
Servicer shall permit,  and shall use reasonable efforts to require,  by enforcement of the applicable  contract of placement or  engagement,  each  subservicer  which is servicing  any of the Assets to permit,  the  Borrower,  the
Lender or their respective agents,  representatives  or designees,  at the sole cost and expense of such requesting party,  (a) to examine or make copies of  abstracts  from all books,  records  and  documents  (including,  without limitation)  computer  tapes and disks and  constituting  Asset  Documents  or otherwise in any way relating to any
Asset or the Servicer's or any subservicer’s  collection  activities with respect thereto, (b) to visit the offices and  properties of the Servicer or any  subservicer  for purposes of examining  such materials or the Servicer's or any  subservicer’s  procedures,  processes and activities  relating to the exercise of its duties hereunder and (c)
to discuss  matters  relating to Assets or the servicing,  collection or liquidation  thereof or the performance by the Servicer or any subservicer  with respect thereto with any officers or employees  having  knowledge of any such matters.  Without  limiting the foregoing,  at any time and from time to time during regular  business  hours,  the
Servicer shall permit, and the Servicer shall use reasonable  efforts to require,  by enforcement of the applicable contract of placement or engagement,  each subservicer to permit,  certified  public  accountants or other auditors designated  by the  Borrower  or the  Lender to  conduct a review of the  Servicer's  or any  subservicer's  books, records and  procedures  with  respect to the  servicing,  administration,  collection  and/or  disposition  of the
Assets.  In connection with the Lender's  exercise of the inspection  rights granted to the Lender pursuant to this
Section 4.3, the Lender will use reasonable  efforts not to interfere with the  preparation by employees and agents of Encore  Capital Group and its  Subsidiaries  of financial  statements  or other  reports or filings  required by applicable federal securities laws, rules and regulations.

                                                 ARTICLE V
                                     REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 5.1       Representations  and Warranties of the Servicer.  The Servicer hereby  represents and warrants to the Lender and the Borrower as follows:

(a)      The Servicer is a corporation  duly  organized,  validly  existing and in good standing  under the laws of the jurisdiction of its incorporation,  and is duly qualified and licensed to conduct collection  activities and is in good  standing in each  jurisdiction  in which such  qualification  or  licensing is necessary as a condition to conducting  collection  activities with respect to Assets being serviced  hereunder and where the failure to obtain such  licensing or  qualification  would have a material  adverse  effect on the Servicer or its ability to perform its  obligations  hereunder.  The Servicer has all requisite power and authority to own and operate its properties, carry out its business as presently  conducted  and as proposed to be conducted and to enter into and discharge its obligations  under this  Agreement  and the other Loan  Documents to which it is a party.  Within the last five (5)
years,  the Servicer has done  business  only under its current name as specified  herein.  As of the Closing Date, the chief  executive  office and principal place of business of the Servicer is located at the address set forth in
Section  7.2,  and  all of the  Servicer's  records  relating  to its  businesses  are  kept  at one or more of the following  locations:  (i) the location set forth in Section 7.2, (ii) 4302 East Broadway  Road,  Phoenix,  Arizona
85040 or (iii) 12375 Kerran  Street,  Poway,  California  92064.  The Servicer will not change its chief  executive office or principal place of business without sixty (60) days prior written notice to the Lender.
17

(b)      The execution and delivery by the Servicer of this  Agreement and the other Loan  Documents to which it is a party and  performance  and  compliance  by the  Servicer  with the terms of this  Agreement  and the other  Loan
Documents  to which it is a party have been duly  authorized  by all  necessary  action on the part of the Servicer and will not violate the  Servicer's  organizational  documents or constitute a default under any indenture or loan or credit  agreement or any other  material  agreement,  lease or instrument to which the Servicer is a party or by which it or its properties may be bound or affected.

(c)      This  Agreement  and the other Loan  Documents  to which it is a party  constitute  the  valid,  legal and binding  obligations of the Servicer,  enforceable  against it in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency,  reorganization,  moratorium or other similar laws affecting  creditors' rights generally and by general  principles of equity (whether  considered in a proceeding or action in equity or at law).

(d)      As of the Closing Date, no litigation is pending or, to the best of the Servicer's  knowledge,  threatened against the Servicer,  the  consequences  of which would  prohibit its entering  into this  Agreement or that would materially  and  adversely  affect the  condition  (financial  or  otherwise)  or operations of the Servicer or its properties or the consequences of which would materially and adversely affect its performance hereunder.

(e)      The Servicer has heretofore  furnished to the Borrower and the Lender  consolidated  financial  statements of Encore  Capital  Group and its  Subsidiaries,  including the Servicer,  as of May 31, 2003.  Those  consolidated financial  statements  fairly  present  the  consolidated  financial  condition  of  Encore  Capital  Group and its
Subsidiaries,  including the Servicer,  on the date thereof and the results of their respective  operations for the period ending on May 31, 2003, and, except for the consolidated  statement of cash flows,  which is presented in an internal  company format,  were prepared in accordance with GAAP. From May 31, 2003 through the Closing Date, there has been no material  adverse  change in the business,  properties or condition  (financial or otherwise) of Encore
Capital Group and its Subsidiaries, including the Servicer.

(f)      All  actions,  approvals,   consents,  waivers,  exemptions,   variances,   franchises,  orders,  permits,
authorizations,  rights and licenses  required to be taken,  given or obtained,  as the case may be, by or from any federal,  state or other governmental  authority or agency,  that are necessary or advisable in connection with the execution and delivery by the Servicer of this  Agreement and the other Loan  Documents to which it is a party have been duly taken,  given or obtained,  as the case may be, are in full force and effect on the date hereof,  are not subject to any pending  proceedings or appeals  (administrative,  judicial or otherwise) and either the time within which any appeal  therefrom may be taken or review  thereof may be obtained has expired or no review thereof may be obtained or appeal  therefrom  taken,  and are adequate to authorize this Agreement and the other Loan Documents to which it is a party and, as of the Closing Date,  the  performance  by the Servicer of its  obligations  under this
Agreement and the other Loan Documents to which it is a party.

(g)      The  Servicer  has paid or caused to be paid to the proper  authorities  when due all  federal,  state and local taxes  required to be  withheld  by it (other than any taxes which are being  contested  in good faith and by proper  proceedings and for which the Servicer shall have set aside on its books adequate  reserves).  The Servicer has filed all federal,  state and local tax returns  which to the  knowledge of the officers of the  Servicer,  are required to be filed,  and the  Servicer has paid or caused to be paid to the  respective  taxing  authorities  all taxes as shown on said  returns  or on any  assessment  received  by it to the extent  such  taxes have  become due
(other  than any taxes  which are  being  contested  in good  faith  and by  proper  proceedings  and for which the
Servicer shall have set aside on its books adequate reserves).
18

(h)      The  Servicer  has no  ownership  interest in the Assets or the Asset  Proceeds  and the  Servicer has not
granted,  or attempted to grant, to any other Person any security  interest in the Assets or the  Collections,  and no financing  statement  naming the Servicer as debtor and covering the Assets or the Collections is on file in any office.

(i)      As of the Closing Date,  the Servicer does not maintain and has not in the past  maintained  any Plan. The
Servicer  has not received any notice or has any  knowledge  to the effect that it is not in full  compliance  with any of the  requirements  of ERISA.  No Reportable  Event or other fact or  circumstance  which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. The Servicer does not have:

i)       any accumulated funding deficiency within the meaning of ERISA; or

ii)      any  liability or know of any fact or  circumstances  which could  result in any  liability to the Pension
         Benefit Guaranty  Corporation,  the Internal  Revenue Service,  the Department of Labor or any participant in  connection  with any Plan  (other  than  accrued  benefits  which are or which may  become  payable to participants or beneficiaries of any such Plan).

(j)      As of  the  Closing  Date,  the  Servicer  is  in  compliance  with  all  provisions  of  all  agreements, instruments,  decrees and orders to which it is a party or by which it or its  property is bound or  affected,  the breach or default  of which  could  have a  material  adverse  effect on the  financial  condition,  properties  or operations of the Servicer.

(k)      All financial and other  information  regarding the Servicer or Encore Capital Group and its  Subsidiaries
provided to the  Borrower  and/or the Lender by or on behalf of the  Servicer  in  connection  with the  Borrower's request for the Loan is true and correct in all material  respects and, as to  projections,  valuations or proforma financial  statements for the Servicer or Encore Capital Group,  or any Portfolio,  present a good faith opinion as to such  projections,  valuations  and proforma  condition  and results.  The foregoing  information  regarding the
Servicer or Encore Capital Group and its  Subsidiaries  provided to the Borrower  and/or the Lender by or on behalf of the  Servicer  contains no  omissions  which would cause such  information  to be  misleading.  All  information provided to the  Borrower  and/or the Lender with  respect to the  Assets,  the  Portfolios,  the  Collections  and
related  matters by or on behalf of the Servicer  is, to the  knowledge  of the  Servicer,  true and correct in all material  respects  and, to the knowledge of the  Servicer,  does not contain any omissions  which would cause such information to be  misleading.
19

(l)      The attached  Schedule5.1(l)  lists and briefly  describes  each  insurance  policy  maintained for or on behalf of the Servicer with respect to its properties,  assets and business.  All of such insurance policies are in full force and effect,  and no default  exists  with  respect to the  obligations  of the  Servicer  under any such insurance  policies and the Servicer has not received any  notification  of  cancellation  of any of such insurance policies.  Except as set forth on  Schedule 5.1(l),  the Servicer does not have any  self-insurance or co-insurance programs.

Section 5.2       Covenants of the Servicer.  The Servicer will comply with the following covenants:

(a)      The Servicer will pay or discharge,  when due, (i) all taxes,  assessments and governmental charges levied or imposed upon it or upon its income or profits,  upon any  properties  belonging to it prior to the date on which penalties  attach  thereto,  (ii) all federal,  state and local taxes  required to be withheld by it, and (iii) all lawful claims for labor,  materials and supplies  which,  if unpaid,  would by law become a lien or charge upon any properties  of the Servicer;  provided,  that the Servicer  shall not be required to pay any such tax,  assessment, charge  or  claim  whose  amount,  applicability  or  validity  is being  contested  in good  faith by  appropriate proceedings.

(b)      The  Servicer  will keep and maintain  all of its  properties  necessary or useful in its business in good condition,  repair and working  order  (normal wear and tear  excepted);  provided,  however,  that nothing in this
Section  5.2(b)  shall  prevent the  Servicer  from  discontinuing  the  operation  and  maintenance  of any of its properties if such discontinuance is, in the reasonable  judgment of the Servicer,  desirable in the conduct of the
Servicer's business and not disadvantageous in any material respect to the Borrower or the Lender.

(c)      The  Servicer  will  preserve  and  maintain its legal  existence  and all of its rights,  privileges  and franchises  necessary  or desirable  in the normal  conduct of its  business  and shall  conduct its business in an orderly, efficient and regular manner.

(d)      The Servicer will conduct all collection  activities and all sales,  transfers and  dispositions  relating to the Assets on an arms-length  basis and so as to cause all collections and all  consideration  received upon the sale,  transfer or  disposition of an Asset to (i) become and  constitute  Collections,  and (ii) be distributed as
Collections in accordance with Section 2.10.

(e)      The Servicer will not create, or attempt to create, any pledge,  lien,  security  interest,  assignment or transfer upon or in any of the Assets or the Collections,  or assign or otherwise  convey,  or attempt to assign or otherwise  convey,  any right to receive  collections or other income with respect thereto,  except as contemplated by the Loan Documents.

(f)      The Servicer will not sell, lease,  assign,  transfer or otherwise dispose of all or a substantial part of its assets (whether in one transaction or in a series of transactions)  which materially and adversely  affects the
Assets or the ability of the Servicer to perform its obligations under the Loan Documents to which it is a party.

(g)      Except for the right of the  Servicer to remit  Collections  net of certain  amounts  pursuant to Section
2.9, the Servicer shall not assert any claims or set-off rights against the Collections.
20

(h)      In the  fulfillment  of Servicer’s  obligations  under this  Agreement,  Servicer shall not, and no person under its direct  control or direction  shall,  (i) engage in any fraudulent  activity or (ii) knowingly  engage in any other activity which would constitute a violation of law or other governmental requirement.

(i)      Servicer will use reasonable  efforts to maintain  systems,  personnel and facilities,  including  back-up and disaster recovery capability, that will enable it to perform fully its obligations under this Agreement.

(j)      Unless Lender otherwise consents in writing:

i)       Servicer  shall not  resign  from the  obligations  and  duties  imposed  on it by this  Agreement  as the
         Servicer.

ii)      Servicer shall not assign this Agreement or any of its rights,  powers,  duties or obligations  hereunder, except as authorized pursuant to this Agreement.

iii)     The duties and  obligations of Servicer under this Agreement  shall continue until this Agreement  expires or shall have been  terminated  and shall survive the exercise by the Parties of any right or remedy under this Agreement, or the enforcement by the Parties of any provision of this Agreement.

(k)      The Servicer  shall not  liquidate,  dissolve,  terminate or suspend its business  operations or otherwise fail to operate its business in the ordinary course.

(l)      The  Servicer  will not  consolidate  with or merge into any Person,  or permit any other  Person to merge into it, or  acquire  (in a  transaction  analogous  in  purpose or effect to a  consolidation  or  merger)  all or substantially all the assets of any other Person.

(m)      The  Servicer  will not accept or receive or agree to accept or receive  any rebate,  refund,  commission, fee (other than the Servicing Fee and the Legal Outsourcing  Management Fee), kickback or rakeoff,  whether cash or otherwise and whether paid by or originating  with an Obligor,  any  subservicer or any other party  (including but not limited to brokers and agents),  as a result of or in any way in connection with collection  activities related to any Asset or in connection with the sale, disposition, transfer or servicing of any Asset.

(n)      Upon  termination of this Agreement for any reason,  the Servicer shall, in addition to the obligations of the  Servicer  set forth in Section 6.3 hereof,  provide its  reasonable  cooperation  to Lender,  Borrower and any successor servicer in the transfer of management responsibilities contemplated by this Agreement.

                                               ARTICLE VI
                                   TERMINATION; TRANSFER OF SERVICING; INDEMNITY

Section 6.1       Termination  Events.  Any of the following  acts or  occurrences  shall  constitute a Termination
Event under this Agreement (each, a “Termination Event”):
21

(a)      The Servicer shall fail to deposit to the Remittance  Account any Collections  received by the Servicer as and when required in accordance  with this  Agreement,  or the Servicer shall fail to pay to the Lender any payment in the amount and on the date required to be made in  accordance  with this  Agreement,  and any such failure shall continue for more than two (2) Business Days;

(b)      The  Servicer  shall fail to observe or perform in any respect any  covenant or  agreement  required to be performed  thereby under this Agreement or under any other Loan Document to which the Servicer is a party,  and the continuance  of such  default or breach for a period of fifteen  (15)  calendar  days after there has been given to the Servicer a written notice specifying the default or breach and requiring it to be remedied;

(c)      Any  representation,  warranty or  statement of the Servicer  made in this  Agreement  shall prove to have been  incorrect  in any  material  respect,  or any  representation,  warranty or  statement of the Servicer in any certificate,  report or other statement, in writing or orally,  delivered to any party hereto shall not satisfy the standard applicable to such representation or warranty as set forth in Section 5.1(k) of this Agreement;

(d)      The Servicer or Encore  Capital Group shall be or become  insolvent,  or admit in writing its inability to pay its debts as they  mature,  or make a general  assignment  for the  benefit of  creditors;  or the  Servicer or
Encore Capital Group shall apply for or consent to the  appointment of any receiver,  trustee,  or similar  officer for it or for all or any substantial  part of its property;  or such receiver,  trustee or similar officer shall be appointed  without the  application  or consent of the Servicer or Encore Capital Group and shall not be discharged within sixty (60) days of  appointment;  or the Servicer or Encore  Capital  Group shall  institute  (by  petition, application,  answer,  consent or otherwise) any  insolvency,  reorganization,  arrangement,  readjustment of debt, dissolution,  liquidation  or similar  proceeding  relating to it under the laws of any  jurisdiction;  or any such proceeding  shall be instituted  (by petition,  application  or otherwise)  against the Servicer or Encore  Capital
Group;  or any judgment,  writ,  warrant of  attachment  or execution or similar  process shall be issued or levied against a substantial  part of the property of the Servicer or Encore Capital Group and such shall remain  unstayed or undismissed for sixty (60) days;
(e)      A voluntary  petition  naming the Servicer or Encore Capital Group,  as debtor,  is filed under the United
States  Bankruptcy  Code, or an involuntary  petition  naming the Servicer or Encore Capital Group,  as debtor,  is filed under the United States  Bankruptcy  Code and such  involuntary  petition shall remain  undismissed for sixty
(60) days;

(f)      An Event of Default as specified  in the Loan  Agreement  shall exist and shall not have been  remedied to the written satisfaction of the Lender or waived in writing by the Lender;

(g)      A material  adverse  change  shall  occur in the  financial,  business  or  operational  condition  of the
Servicer or Encore  Capital Group as compared to the status of the Servicer or Encore  Capital Group as of the date of this  Agreement,  which material  adverse change  materially  impacts the ability of the Servicer to perform its obligations under any Loan Document to which it is a party;
22

(h)      Any  Reportable  Event,  which the  Lender  determines  in good faith  might  constitute  grounds  for the termination of any Plan or for the  appointment  by the  appropriate  United States  District Court of a trustee to administer  any Plan,  shall have occurred and be continuing  thirty (30) days after written  notice to such effect shall  have  been  given to the  Servicer  or Encore  Capital  Group by the  Lender;  or any Plan  shall  have been terminated,  or a trustee shall have been  appointed by an appropriate  United States  District Court to administer any Plan, or the Pension Benefit Guaranty  Corporation  shall have instituted  proceedings to terminate any Plan or to appoint a trustee to administer any Plan;

(i)      The  Servicer or Encore  Capital  Group  shall  liquidate,  dissolve,  terminate  or suspend its  business operations or otherwise fail to operate its business in the ordinary course;

(j)      The Servicer or Encore Capital Group shall sell,  lease,  assign,  transfer or otherwise dispose of all or a substantial part of its assets (whether in one transaction or in a series of  transactions)  which materially and adversely  affects  the  Collateral  or the  ability of the  Servicer  to perform  its  obligations  under the Loan
Documents to which it is a party;

(k)      The  Servicer  or Encore  Capital  Group  shall  fail to pay,  withhold,  collect  or remit any tax or tax deficiency  when assessed or due (other than any tax or tax deficiency  which is being  contested in good faith and by proper  proceedings and for which it shall have set aside on its books adequate reserves  therefor) or notice of any state or federal tax liens shall be filed or issued  (other than with respect to any taxes or tax  deficiencies which are being  contested  in good  faith and by proper  proceedings  and for which it shall have set aside on its books adequate reserves therefor);

(l)      A continuing  default in the payment of $100,000 or more under any note,  agreement  or other  evidence of indebtedness  or similar  obligation  of the  Servicer  (other than a default  whose  breach is  elsewhere  in this
Section 6.1  specifically  dealt with) or under any instrument under which such evidence of indebtedness or similar obligation  has been issued or by which it is governed and the  expiration of the  applicable  period of grace,  if any, specified in such evidence of indebtedness or other instrument;

(m)      The rendering  against the Servicer or Encore Capital Group of a final  judgment,  decree or order for the payment of money in excess of  $1,000,000  (unless the payment of such  judgment in excess of  $1,000,000  is fully waived) which  materially and adversely  affects the ability of the Servicer or Encore Capital Group to perform its obligations  under  the  Loan  Documents  to  which  it is a party  and such  judgment,  decree  or  order  remains unsatisfied and unstayed for more than sixty (60) days; or

(n)      Any of the  following  shall  occur:  (i) entry of a court order which  enjoins,  restrains  or in any way prevents the Servicer or Encore Capital Group from  conducting all or any material part of its business  affairs in the ordinary course of business,  or (ii)  withdrawal or suspension of any license  required for the conduct of any material  part of the  business of the  Servicer or Encore  Capital  Group,  or (iii) any assets of the Servicer or
Encore  Capital  Group having a fair market value of $1,000,000 or more in the aggregate are subject to an order or writ granting a motion or action to replevy, sequester, garnish, attach or levy against such assets.
23

Section 6.2       Termination;  Removal of the Servicer.  Immediately  upon the occurrence of a Termination  Event, the Lender,  upon written  notice to the Servicer and the Borrower,  may terminate  this  Agreement with respect to any or all of the Assets or  Portfolios,  whereupon the Servicer  shall be removed from its duties and  obligations as Servicer  under this  Agreement  with respect to such Assets and  Portfolios and the Lender shall have the right to appoint one or more  replacement  servicers to service and collect all such Assets and Portfolios.  Selection of one or more  replacement  servicers and execution of one or more replacement  servicing  agreements shall be in the sole  discretion  of the Lender and shall be subject to such terms and  conditions,  including as to the  servicing fee which  shall be payable to such one or more  replacement  servicers,  as the Lender  shall  require in its sole discretion.  Each such replacement  servicing agreement shall contain a confidentiality  provision in substantially the form of Section 7.14 of this Agreement.  In addition,  upon the occurrence of a Termination  Event,  the Lender may pursue the  Servicer  for  damages  and  exercise  any other  right or remedy  against  the  Servicer as may be available  under  applicable law as a result of the Servicer's  acts or omissions,  whether  arising under contract law, tort law or otherwise.  Without the prior written consent of the Lender,  the Servicer may not resign from its obligations  under this  Agreement,  unless it is determined by the Lender and the Servicer that the performance by the Servicer of its obligations under this Agreement is prohibited by applicable law.

Section 6.3       Effect of  Termination.  Upon  termination of this Agreement  pursuant to Section 6.2, except for any accrued and unpaid  Servicing Fee or Legal  Outsourcing  Management Fee owing to the Servicer with respect to a
Remittance  Period ended before the termination of this Agreement or with respect to any  Collections  collected by
Permitted  Third Parties who have authority to continue  collection  services  after  termination of this Agreement pursuant to the terms of this Section 6.3, the Servicer shall not be entitled to any  compensation  with respect to any Assets which are no longer being serviced by Servicer after the date of such  termination.  Upon termination of this Agreement,  the Servicer shall promptly deliver,  and use reasonable efforts, by enforcement of the applicable contract of placement or engagement,  to require each Permitted  Third Party and other  subservicer to deliver,  to the  replacement  servicer all books and records that the Servicer  and/or any  Permitted  Third Party or any other subservicer  has maintained  with respect to such Assets,  including all Asset  Documents then in the possession of the Servicer or any Permitted Third Party or any other subservicer.  Any Collections  received by the Servicer with respect to an Asset no longer serviced by the Servicer  hereunder after removal of such servicing  responsibilities shall be  remitted by the  Servicer  directly  and  immediately  to the  Remittance  Account.  The  Servicer  shall promptly  transfer  all right,  title and interest in the  Remittance  Account to Lender.  The  Servicer  agrees to cooperate and agrees to use reasonable efforts to require,  by enforcement of the applicable  contract of placement or  engagement,  each  Permitted  Third Party and any other  subservicer  to cooperate,  with any such  replacement servicer in effecting the  termination of any of the Servicer's  servicing  responsibilities  and rights under this
Agreement  and shall  promptly  provide  such  replacement  servicer  with all  documents  and  records  reasonably requested  by it to  enable it to  assume  the  functions  of the  Servicer  and  shall  promptly  transfer  to the
Remittance Account any Collections then on deposit with the Servicer.  Notwithstanding the foregoing,  in the event of a termination of this Agreement  pursuant to Section 6.2, so long as such  termination  was not as a result of a
Termination  Event under Section 6.1(d) or Section 6.1(e) or as a result of any  Termination  Event arising from an act of fraud or  misappropriation  of funds on the part of the  Servicer,  the Lender shall allow  Permitted  Third
Parties to continue to perform  collection  actions,  foreclosure  proceedings,  repossession  activities and other related  collection  activities with respect to Accounts which were being collected by such Permitted Third Parties at the time of termination of this  Agreement  (and such Permitted  Third Parties may continue to retain  Permitted
Third-Party  Fees and  Permitted  Third-Party  Costs with  respect  to such  Accounts)  so long as all  Collections generated from such  collection  activities of such Permitted  Third Parties  continue to be timely  deposited into the  Remittance  Account as required by the terms of Section 2.9.  Upon any removal of the  Servicer,  the Servicer shall join in, and the  Servicer  shall use  reasonable  efforts  to  require,  by  enforcement  of the  applicable contract of placement or engagement,  each  subservicer to join in, any written notice to affected  Obligors of the transfer of the servicing to such replacement servicer.
24

Section 6.4       Indemnity  by the  Servicer.  The  Servicer  agrees to  indemnify,  defend and hold  harmless the
Borrower and the Lender (each an “Indemnitee”) from and against any and all claims, losses,  liabilities,  damages, penalties,  fines,  forfeitures,  legal and accounting  fees and all other fees or costs of any kind,  judgments or expenses resulting from or arising out of any claims,  actions or proceedings  brought against an Indemnitee by any third  party as a  result  of or based  upon  actions  or  inactions  by the  Servicer  in the  performance  of its obligations  under this  Agreement  (unless  such  action or inaction is not  required  by this  Agreement  and was undertaken  at the express  written  direction of such  Indemnitee),  including  any failure by the  Servicer,  any subservicer  or any of their agents,  representatives  or employees to comply with all applicable  debt  collection laws,  rules and  regulations  and any other  action  taken in  collection  of the  Assets.  If any  investigative, judicial or  administrative  proceeding  arising from any of the  foregoing is brought  against the Borrower or the
Lender,  upon  request  of such  party,  the  Servicer,  or  counsel  designated  by the  Servicer  and  reasonably satisfactory  to the  Indemnitee,  will resist and defend such action,  suit or  proceeding  to the extent and in a manner  reasonably  directed by the Indemnitee,  at the Servicer's sole cost and expense.  Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding.

                                                    ARTICLE VII
                                                   MISCELLANEOUS

Section 7.1       Severability  Clause.  Any part,  provision,  representation  or warranty of this Agreement which is prohibited or which is held to be void or  unenforceable  shall be ineffective to the extent of such prohibition or unenforceability  without invalidating the remaining provisions hereof. Any part,  provision,  representation or warranty of this  Agreement  which is prohibited or  unenforceable  or is held to be void or  unenforceable  in any jurisdiction  shall, as to such jurisdiction,  be ineffective to the extent of such prohibition or unenforceability without  invalidating  the  remaining  provisions  hereof,  and any such  prohibition  or  unenforceability  in any jurisdiction shall not invalidate or render  unenforceable such provision in any other jurisdiction.  To the extent permitted by  applicable  law, the parties  hereto  waive any  provision of law which  prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part,  provision,  representation or warranty of this
Agreement shall deprive any party of the economic benefit  intended to be conferred by this Agreement,  the parties shall  negotiate  in good faith to develop a structure  the  economic  effect of which is as nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 7.2       Notices.  Any notices,  consents,  directions,  demands or other  communications given under this
Agreement  (unless  otherwise  specified  herein)  shall be in writing  and shall be deemed to have been duly given when  delivered  in person or by overnight  delivery at, or  telecopied  to, the  respective  addresses or telecopy numbers,  as the case may be, set forth below (or to such other  address or telecopy  numbers as either party shall give notice to the other party  pursuant to this  Section  7.2);  provided,  however,  any notice of a  Termination
Event given by Lender to Servicer shall be delivered either in person or by overnight mail:
25

         If to the Borrower:

         Midland Funding NCC-1 Corporation
         5775 Roscoe Court
         San Diego, California 92123
         Attention: General Counsel
         Telephone: (858) 309-6964
         Telecopy: (858) 309-6977

         If to the Servicer:

         Midland Credit Management, Inc.
         5775 Roscoe Court
         San Diego, California 92123
         Attention: General Counsel
         Telephone: (858) 309-6964
         Telecopy: (858) 309-6977

         If to the Lender:

         Patriot Capital Markets, LLC
         28 Thorndal Circle
         Darien, CT  06820
         Attention: Charles A. Forbes, Jr.
         Telephone: (203) 656-3470
         Telecopy: (203) 829-4992

Any such demand,  notice or  communication  hereunder  shall be deemed to have been duly given when received by the other party or parties at the  addresses  described  above,  or such other address as may hereafter be furnished to the other party or parties by like notice and shall be deemed to have been  received  on the date  delivered  to or received at the premises of the addresses.

Section 7.3       Costs and  Expenses.  The  Servicer  agrees that  neither the  Borrower  nor the Lender  shall be liable for any costs,  expenses or disbursements  which may be incurred or made in connection with servicing of any
Portfolios,  or any action  which may be taken by the Servicer to collect  such costs,  expenses or  disbursements.
All legal costs and expenses  incurred by the Lender in connection with the preparation,  execution and delivery of this Agreement and the other documents to be delivered  hereunder,  shall be Initial  Transactional  Expenses.  The
Servicer shall pay all  Post-Closing  Transactional  Expenses within thirty (30) days following the presentation of invoices for the same.
26

Section 7.4       Assignment.  The obligations of the Servicer under this Agreement  shall not be assigned  without the prior written consent of the Lender.

Section 7.5       Counterparts.  For the purpose of  facilitating  the  execution of this  Agreement  and for other purposes,  this  Agreement may be executed  simultaneously  in any number of  counterparts,  each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

Section 7.6       Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)      Governing  Law. This  Agreement  shall be governed by, and construed in accordance  with,  the laws of the
State of New York.

(b)      Jurisdiction.  The Servicer and the Borrower hereby irrevocably  submit to the non-exclusive  jurisdiction of any federal court sitting in New York,  New York in any action or proceeding  arising out of or relating to this
Agreement,  and the Servicer and the Borrower  hereby  irrevocably  agree that all claims in respect of such action or proceeding may be heard and determined in such federal court.  The Servicer and the Borrower hereby  irrevocably waive, to the fullest extent they may  effectively do so, the defense of an  inconvenient  forum to the maintenance of such action or  proceeding  and  irrevocably  consent to the service of any summons and  complaint and any other process by the mailing of copies of such process to them at the  addresses  specified in Section 7.2. To the extent permitted by applicable law, and without  limiting any right to appeal,  the Servicer and the Borrower hereby agree that a final  judgment  in any  such  action  or  proceeding  shall  be  conclusive  and may be  enforced  in other jurisdictions  by suit on the  judgment or in any other manner  provided by law.  Nothing in this Section 7.6 shall affect the right of any party to serve legal process in any other manner (or in any other  jurisdiction)  permitted by law or affect the right of any party to bring any action or  proceeding  under this  Agreement  in the courts of other jurisdictions.

(c)      WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY  IRREVOCABLY  WAIVES ALL RIGHT TO A TRIAL BY JURY
IN ANY ACTION,  PROCEEDING  OR  COUNTERCLAIM  ARISING OUT OF OR RELATING TO THIS  AGREEMENT OR ANY AGREEMENT OR ANY
INSTRUMENT OR DOCUMENT DELIVERED THEREUNDER.

Section 7.7       Amendments.  This  Agreement may be amended from time to time by a written  instrument  signed by the  Servicer,  the  Borrower  and the  Lender  and no  waiver of any of the  terms  hereof  by any party  shall be effective unless it is in writing and signed by the other parties.

Section 7.8       Integration.  The Servicing  Agreement  and the Loan  Agreement  together  comprise the final and complete  integration of all prior  expressions by the parties hereto with respect to the subject matter hereof and shall  constitute the entire  agreement among the parties hereto with respect to such subject  matter,  superseding all prior oral or written understandings.

Section 7.9       Agreement  Effectiveness.  This Agreement shall become  effective upon delivery of fully executed counterparts hereof to each of the parties hereto.
27

Section 7.10      Headings  Descriptive.  The  headings of the  sections  and  subsections  of this  Agreement  are inserted  for  convenience  only and shall not in any way affect the meaning or  construction  of any  provision of this Agreement.

Section 7.11      Advice  from  Independent  Counsel.  The  parties  hereto  understand  that this  Agreement  is a legally binding  agreement that may affect such party's rights.  Each party hereto  represents to the other that it has  received  legal  advice  from  counsel of its choice  regarding  the meaning  and legal  significance  of this
Agreement and that it is satisfied with its legal counsel and the advice received from it.

Section 7.12      Judicial   Interpretation.   Should   any   provision   of  this   Agreement   require   judicial
interpretation,  it is agreed that a court  interpreting or construing the same shall not apply a presumption  that the terms hereof shall be more strictly  construed  against any person by reason of the rule of construction that a document is to be construed  more  strictly  against the person who itself or through its agent  prepared the same, it being agreed that all parties hereto have participated in the preparation of this Agreement.

Section 7.13      Term.  This  Agreement  shall  terminate  upon the  satisfaction  of all  amounts due and payable under the Loan Agreement, unless earlier terminated pursuant to Article VI.

Section 7.14      Confidentiality.

(a)      The  Borrower,  the  Servicer  and the Lender  agree that the terms of the  transaction  set forth in this
Agreement and the Loan Documents,  along with all information  regarding the Portfolios in connection with the loan approval process and all confidential,  proprietary and non-public  information regarding Encore Capital Group, the
Servicer,  the  Borrower  and  their  respective   subsidiaries  and  affiliates  and  their  business  operations, procedures,  methods and plans  (together  with all notes,  analysis,  compilations,  studies and other  documents, whether  prepared  by  the  Borrower,  the  Lender,  Encore  Capital  Group,  the  Servicer  and  their  respective subsidiaries and affiliates,  or others,  which contain or otherwise  reflect such information  (collectively,  the
“Confidential Information”) shall be considered confidential.  Therefore, the Borrower, the Servicer and the Lender
agree not to disclose any  Confidential  Information  to any Person,  except for  affiliates of the Borrower or the
Lender,  as the case may be, nor provide copies of the Loan  Documents,  or earlier drafts of such Loan  Documents, to any person,  except for  affiliates of the Borrower or the Lender,  provided,  however,  that the Borrower,  the
Servicer  and the Lender may disclose  any such  Confidential  Information  (i) to any party  contemplated  in this
Agreement for purposes  contemplated  hereunder  (including to any permitted  assignee of any such parties' rights)
provided that such party shall be informed of the  confidential  nature of the  Confidential  Information and shall agree to maintain its  confidentiality  in accordance  with this Section 7.14;  (ii) to the  directors,  employees, auditors,  current or  prospective  investors,  counsel or affiliates of the Lender,  the Servicer or the Borrower, each of whom  shall be  informed  of the  confidential  nature  of the  Confidential  Information;  (iii) as may be required by any municipal,  state,  federal or other regulatory body having or claiming to have  jurisdiction  over such party;  (iv) in order to comply with any law, order,  regulation,  regulatory  request or ruling applicable to such party; or (v) in the event any such party is legally compelled (by  interrogatories,  requests for information
or  copies,   subpoena,  civil  investigative  demand  or  similar  process)  to  disclose  any  such  Confidential
Information.  This Section 7.14 shall be  inoperative as to those portions of the  Confidential  Information  which are or become generally  available to the public or to the Lender on a  non-confidential  basis from a source other than the Borrower or the Servicer or were known to the Lender on a  non-confidential  basis prior to its disclosure by the Borrower or the Servicer.  The foregoing  restrictions  shall not prohibit the use of template  documents in the form of the Loan Documents provided that all financial or economic terms, exhibits,  appendices,  schedules and identifying information with respect to the Parties have been redacted therefrom.
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(b)      Notwithstanding  anything  herein to the contrary,  each party hereto may disclose to any and all persons, without  limitation  of any kind,  the tax  treatment and tax  structure of the  transaction  contemplated  by this
Agreement  and all  materials  of any kind  (including  opinions or other tax  analyses)  that are provided to such party or such person  relating to such tax  treatment  and tax  structure.  This  authorization  is not intended to permit  disclosure  of any other  information  including  terms or details not relevant to the tax treatment or the tax structure of this transaction or the transactions designated by the Loan Documents.

                                             [Signature page follows]
29

         IN WITNESS  WHEREOF,  the  undersigned  have caused  this  Agreement  to be  executed by their  respective authorized officers as of the day and year first above written.

                                                     PATRIOT CAPITAL MARKETS, LLC

                                                     By:      /s/ Charles A. Forbes, Jr.
                                                     Its:     Chief Investment Officer

                                                     MIDLAND FUNDING NCC-1 CORPORATION

                                                     By:      /s/ Carl C. Gregory, III
                                                     Its:     President

                                                     MIDLAND CREDIT MANAGEMENT, INC.

                                                     By:      /s/ Carl C. Gregory, III
                                                     Its:     President & CEO